UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2009
LNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Ohio	0-13203	34-1406303

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

457 Broadway, Lorain, Ohio	44052-1769

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 244-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective April 27, 2009, LNB Bancorp, Inc. (the “Company”) appointed Gary J. Elek as its Chief Financial Officer.
     Mr. Elek, age 57, most recently served, from 2006 to 2008, as the Vice President and Controller for North America of A. Schulman, Inc., an international supplier of high-performance plastic compounds and resins based in Akron, Ohio. Prior to that, Mr. Elek served as Corporate Contoller of A. Schulman, Inc. from 2004 to 2006. From 1986 to 2004, Mr. Elek served in various capacities with FirstMerit Corporation, a commercial bank holding company based in Akron, Ohio, including as FirstMerit’s Executive Vice President, Corporate Development from 1999 to 2004, as Senior Vice President, Corporate Development from 1997 to 1999 and as Senior Vice President and Treasurer from 1988 to 1997.
     In connection with his appointment, the Company intends to grant to Mr. Elek a nonqualified stock option under the Company’s 2006 Stock Incentive Plan to purchase 2,500 common shares of the Company in such form and pursuant to terms consistent with stock options previously granted by the Company to its executive officers. Mr. Elek will also be eligible to participate in the Company’s 2009 Management Incentive Plan for Key Executives.
     There are no family relationships between Mr. Elek and any director or executive officer of the Company. There are no transactions in which Mr. Elek has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.
     Also effective April 27, 2009, Sharon L. Churchill stepped down as Chief Financial Officer of the Company. Ms. Churchill will remain with the Company as its Director of Financial Services and Chief Accounting Officer.

Item 8.01	Other Events.
     On April 28, 2009, the Company issued a press release announcing the results of its Annual Meeting of Shareholders held on that date. The press release is included herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of LNB Bancorp, Inc., dated April 28, 2009, announcing the results of its Annual Meeting of Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC. (Registrant)
Date: April 28, 2009	By:	/s/s Danial E. Klimas
Daniel E. Klimas
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of LNB Bancorp, Inc., dated April 28, 2009, announcing the results of its Annual Meeting of Shareholders.